UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

REZOLUTE, INC.

(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

201 Redwood Shores Pkwy, Suite 315, Redwood City, CA 94065

 (Address of principal executive offices)

650-206-4507

 (Registrant's telephone number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 26, 2019, (the “Company”, “we”, “us” and “our”) executed an amendment to the Plan (as defined below). The Plan Amendment (as defined below) increases the number of shares of common stock that the Company is authorized to issue under the Plan by 13,000,000 to 28,000,000 shares of common stock.

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which will be filed as an exhibit to our Form 10-Q for the quarter ended March 31, 2019.

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed in our Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on January 11, 2019, we disclosed that on January 7, 2019 we entered into a Purchase Agreement with Handok, Inc. and Genexine, Inc. whereby subject to certain closing conditions, Handok, Inc. and Genexine, Inc. agreed to purchase Series AA Preferred Stock for aggregate gross proceeds to us of $25,000,000 (each Purchaser paid $12,500,000 to the Company). On January 30, 2019, we closed the Series AA Financing and issued 1,250,000 Series AA Preferred to each of Handok, Inc. and Genexine, Inc. pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) at a purchase price of $10.00 per share of Series AA Preferred Stock. In addition, because the Series AA Financing qualified as a “qualified financing” under certain of our outstanding senior secured notes, the outstanding principal and interest due thereunder was automatically converted into the Series AA Preferred Stock at a 20% discount. As a result of the closing of the Series AA Financing, the notes plus accrued interest of $800,117 were automatically converted into 767,518 shares of Series AA Preferred Stock. The Series AA Preferred Stock was issued to the note holders pursuant to Section 4(a)(2) of the Securities Act.

Pursuant to the terms of the Certificate of Designation of Series AA Convertible Preferred Stock, the Series AA Preferred Stock automatically converts into shares of our common stock upon the amendment of our Certificate of Incorporation (the “Certificate”) to increase the number of shares of common stock authorized to at least 500,000,000 shares of common stock. As set forth in Item 5.07 below and incorporated by reference to this Item 3.02, On April 24, 2019, our stockholders approved an amendment to the Certificate to increase the authorized shares of common stock to 500,000,000. On April 26, 2019, we filed an amendment to the Certificate with the Delaware Secretary of State to effect the share increase. As a result, 3,267,518 shares of Series AA Preferred Stock were converted into 148,523,540 shares of common stock. The shares of common stock issued upon the conversion of the Series AA Preferred Stock were issued pursuant to Section 4(a)(2) of the Securities Act. We are currently working with our transfer agent to effect the issuance of the shares of common stock as soon as possible.

Item 3.03    Material Modifications to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under Item 1.01 is incorporated by reference in this Item 5.02.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

On April 24, 2019, we held our 2018 annual meeting of stockholders. At the annual meeting, our stockholders approved certain proposals to amend the Certificate which had been approved by the our board of directors and submitted to the stockholders for approval and ratification. The principal changes to the Certificate as set forth in the Certificate of Amendment are as follows:

•	Article 5 was amended to increase the authorized shares of common stock from 200,000,000 to 500,000,000 and to undesignate previously designated preferred stock to return them to the preferred stock pool.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference. The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the text of the exhibit. A more complete description of the foregoing amendments is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 4, 2019.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 24, 2019, the Company held its 2018 annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2019. Stockholders representing 125,242,875 or 59.44% of the outstanding shares of common stock were present in person or by proxy, representing a quorum for the purposes of the annual meeting. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

The Company’s stockholders elected the persons listed below as directors until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Abstentions	Broker Non-Votes
Nevan Elam	124,163,150	1,079,725	0	0
Young-Jin Kim	125,005,420	237,455	0	0
Young Chul Sung	125,005,420	237,455	0	0

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Plante Moran, PLLC (formerly EKS&H LLLP) as the Company’s independent registered public accounting firm for fiscal 2019.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
125,078,377	164,098	4	0

Proposal No. 3 – Share Increase Proposal

The Company’s stockholders approved an amendment to the Certificate to increase the authorized shares of common stock from 200,000,000 to 500,000,000 shares of common stock.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
123,693,009	1,343,466	206,400	0

Proposal No. 4 – Series A Proposal

The Company’s stockholders approved an amendment to the Certificate to undesignate all of the 15,000,000 shares of the Company’s Series A preferred stock, none of which is currently outstanding, so that they return to the status of authorized but undesignated and unissued.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
125,090,546	151,929	400	0

Proposal No. 5 – Adjournment Proposal

The Company’s stockholders authorized an adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Share Increase Proposal and/or the Series A Proposal.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
123,651,555	1,590,920	400	0

Proposal No. 6 – Plan Amendment Proposal

The Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2016 Non-Qualified Stock Option Plan, as amended (the “Plan”), to increase the number of shares of the Company’s common stock available for issuance thereunder by 13,000,000 shares of common stock resulting (if such increase is authorized by the stockholders) in the aggregate 28,000,000 shares authorized for issuance under the Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
122,285,945	2,950,530	6,400	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment. as filed with the Secretary of State of the State of Delaware on April 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: April 30, 2019	By:	/s/ Keith Vendola
Keith Vendola Chief Financial Officer

Exhibit Index

EXHIBIT	DESCRIPTION

3.1	Certificate of Amendment. as filed with the Secretary of State of the State of Delaware on April 26, 2019